FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

Date of Report (Date of earliest event reported) November 30, 2017

WESTMOUNTAIN COMPANY
 (Exact Name of Business Issuer as specified in its charter)

Colorado	0-53030	26-1315305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001-A E. Harmony Road, #366, Fort Collins, Colorado 80525
 (Address of principal executive offices including zip code)

(970) 223-4499
 (Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

References in this document to "us," "we," "our" or "the Company" refer to West Mountain Company, a Colorado corporation, and our wholly-owned subsidiaries.

Item 8.01  Other Events

The Board of Directors has declared a cash dividend of $0.10 per share, payable to all shareholders of record as of the close of business on December 1, 2017, except for shareholders WestMountain Blue, LLC. and BOCO Investments, LLC, who each have previously waived payment of the dividend. The dividend will be paid to all remaining eligible shareholders on December 4, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 30, 2017	WESTMOUNTAIN COMPANY

	By	/s/ Brian L. Klemsz,
Brian L. Klemsz, Chief Executive Officer, Chief Financial Officer and Director (Principal Executive, Accounting and Financial Officer)